Rule 497(e)
File Nos. 33-73832 and 811-8268

Supplement Dated July 10, 2009, to Prospectus Dated April 30, 2009

FOR SHAREHOLDERS OF FIRSTHAND E-COMMERCE FUND

FIRSTHAND E-COMMERCE FUND RE-OPENS

On July 10, 2009, the Firsthand Funds Board of Trustees unanimously approved the re-opening of Firsthand e-Commerce Fund, which closed to new investments on October 1, 2008.  The Fund will open to new investments on July 13, 2009.